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                                                                   Exhibit 10.22



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                               SECURITY AGREEMENT

                                     MADE BY

                                 BARNEY'S, INC.

                                   IN FAVOR OF

                 BI-EQUIPMENT LESSORS, LLC, AS COLLATERAL AGENT

                                   DATED AS OF

                                JANUARY 28, 1999



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                               SECURITY AGREEMENT


        SECURITY AGREEMENT, dated as of January 28, 1999, made by Barney's, Inc. (the "COMPANY"), in favor of BI-Equipment Lessors, LLC ("BI-Equipment"), as collateral agent for itself and for the holders from time to time of the Promissory Note referred to below (in such capacity, the "SECURED PARTY ").

                              W I T N E S S E T H :
                              - - - - - - - - - -

        WHEREAS, contemporaneously with its entry into this Security Agreement, the Company will issue to BI-Equipment a secured subordinated promissory note in substantially the form annexed hereto as Exhibit A (such promissory note, together with any replacement or sub-divided promissory notes issued by the Company from time to time pursuant thereto, are referred to collectively herein as the "PROMISSORY NOTE") pursuant to the Second Amended Joint Plan of Reorganization for the Debtors Proposed by Whippoorwill Associates, Inc., Bay Harbour Management L.C. and the Official Committee of Unsecured Creditors (the "PLAN") in the Chapter 11 reorganization cases commenced by the Company and certain of its affiliates, Case Nos. 96 B 40113 (JLG), currently pending in the United States Bankruptcy Court for the Southern District of New York.

        WHEREAS, it is a condition precedent to confirmation of the Plan that this Security Agreement shall have been executed and delivered to the Secured Party.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound, the parties hereto agree as follows:

        1. DEFINED TERMS. The following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Equipment and Proceeds; and the following terms shall have the following meanings:

        "CODE" means the Uniform Commercial Code as from time to time in effect in the State of New York.

        "COLLATERAL" shall have the meaning assigned to it in Section 2 of this Security Agreement.

        "DEFAULT" means any of the events specified in Section 2 of the Promissory Note, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

        "EQUIPMENT LEASE AGREEMENTS" means the agreements listed or described on Schedule A.


                                      -1-
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        "EVENT OF DEFAULT" means any of the events specified in Section 2 of the
Promissory Note.

        "FINANCING STATEMENTS" means the collective reference to the Uniform Commercial Code financing statements to be filed (i) locally and centrally with respect to the applicable real properties to perfect the Secured Party's security interest in fixtures and personal property located therein and (ii) at the appropriate filing offices to perfect the Secured Party's security interest in the Collateral subject to this Security Agreement.

        "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time.

        "GOVERNMENTAL AUTHORITY" means any nation or government, any state or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government.

        "LIEN" means any mortgage, pledge, hypothecation, security interest, encumbrance, charge or lien (statutory or otherwise) or assignment, deposit arrangement or other preferential arrangement in respect of an interest in property intended to secure, support or otherwise assure payment of an obligation (including any conditional sale or other title retention agreement and any lease having substantially the same economic effect as any of the foregoing).

        "OBLIGATIONS" means the unpaid principal amount of, and interest on (including, without limitation, interest accruing after the maturity of the Promissory Note and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and all other obligations and liabilities of the Company to the Secured Party, whether direct or indirect, absolute or contingent, liquidated or unliquidated, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Promissory Note and/or this Security Agreement or any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Secured Party that are required to be paid by the Company pursuant to the terms of the Promissory Note and/or this Security Agreement) or otherwise.

        "PERSON" means any individual, partnership, firm, corporation, association, joint venture, trust or other entity, or any government or political subdivision or agency, department or instrumentality thereof.

        "PROMISSORY NOTE DOCUMENTS" means the collective reference to (i) the Promissory Note, (ii) this Security Agreement, (iii) the Financing Statements and (v) all other agreements, instruments or contracts by which any of the Obligations shall be evidenced or under or in respect of which the Secured Party or any of the nominees, agents or representatives of the Secured Party shall have any rights or interests as security for the payment or performance of all or any part of the Obligations.


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        "REQUIREMENT OF LAW" means as to any Person, the Certificate of
Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

        "SECURITY AGREEMENT" means this Security Agreement, as amended, restated, supplemented or otherwise modified from time to time.

        "SCHEDULE A" means Schedule A to this Security Agreement.

        "SCHEDULE B" means Schedule B to this Security Agreement.

        "SCHEDULE C" means Schedule C to this Security Agreement.

        2. GRANT OF SECURITY INTEREST. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Company hereby grants to the Secured Party a continuing security interest in all of the following property now owned or, with respect to clause (ii) below, at any time hereafter acquired by the Company, or in which the Company now has or, with respect to clause (ii) below, at any time in the future may acquire, any right, title or interest (collectively, the "COLLATERAL"):

        (i) all furniture, fixtures and Equipment referred to in the Equipment Lease Agreements, including, without limitation, the schedules to the Equipment Lease Agreements; and

        (ii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing, including Proceeds which constitute property of the types described in clause (i) and, to the extent not otherwise included, all payments under insurance policies (whether or not the Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral.

        3. SECURITY INTEREST ABSOLUTE. All rights and security interests of the Secured Party hereunder, and all obligations of the Company hereunder, shall be absolute and unconditional, irrespective of:

        (a) any lack of validity or enforceability of the Promissory Note or any other Promissory Note Document;

        (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of, or any consent to any departure from, the Promissory Note or any other Promissory Note Document;


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        (c) any exchange or release of, or any non-perfection of any security interest in, any of the Collateral or any other collateral for the Obligations, or any release, amendment or waiver of, or consent to any departure from, any guaranty for all or any of the Obligations; or

        (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Company or any security interest granted hereunder other than payment of the Obligations to the extent any such payment has not been returned to the Company, its successors, transferees or assigns.

        4. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants that:

                (a) TITLE; NO OTHER LIENS. Except for the Lien granted to the Secured Party pursuant to this Security Agreement, the Company owns each item of its Collateral free and clear of any and all Liens or claims of others. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of the Secured Party, pursuant to this Security Agreement or as may be permitted pursuant to the Promissory Note.

                (b) PERFECTED FIRST PRIORITY LIENS. The Liens granted pursuant to this Security Agreement constitute valid and, upon filing of the Financing Statements, perfected Liens on the Collateral in favor of the Secured Party, which are prior to all other Liens on the Collateral created by the Company and in existence on the date hereof, and which are enforceable as such against all creditors of and purchasers from the Company and against any owner or purchaser of the real property where any of the Collateral is located and any present or future creditor obtaining a Lien on such real property.

                (c) LOCATION. Furniture, fixtures and Equipment constituting Collateral is kept at the locations listed on Schedule B.

                (d) POWER AND AUTHORITY; AUTHORIZATION. The Company has the corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the Lien on the Collateral pursuant to, this Security Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Security Agreement.

        5. COVENANTS. The Company covenants and agrees with the Secured Party that, from and after the date of this Security Agreement until the Obligations are paid in full:

                (a) FURTHER DOCUMENTATION. At any time and from time to time, upon the written request of the Secured Party, and at the sole expense of the Company, the Company will promptly and duly execute and deliver such further instruments and documents and take such further action as the Secured Party may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of


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        the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. The Company also hereby authorizes the Secured Party to file any such financing or continuation statement without the signature of the Company to the extent permitted by applicable law with respect to the Collateral. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

                (b) INDEMNIFICATION. The Company agrees to pay, and to save the Secured Party harmless from, any and all liabilities, costs and expenses (including, without limitation, reasonable legal fees and expenses) (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay in complying with any Requirement of Law applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Security Agreement.

                (c) MAINTENANCE OF RECORDS. The Company will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral. The Company will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. For the Secured Party's further security, the Secured Party shall have a security interest in all of the Company's books and records pertaining to the Collateral.

                (d) RIGHT OF INSPECTION. The Secured Party shall upon reasonable advanced written notice at all times have full and free access during normal business hours to all the books, correspondence and records of the Company relating to the Collateral and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Company agrees to render to the Secured Party, at the Secured Party's cost and expense or, if an Event of Default has occurred and is continuing, at the Company's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Secured Party and its representatives shall upon reasonable advanced written notice also have the right during normal business hours to enter into and upon any premises where any of the Collateral is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

                (e) COMPLIANCE WITH LAWS, ETC. The Company will comply in all material respects with all Requirements of Law applicable to the Collateral or any part thereof or to the operation of the Company's business; PROVIDED, however, that the Company may contest any Requirement of Law in any reasonable manner which shall not, in the sole reasonable opinion of the Secured Party, adversely affect the Secured Party's rights or the priority of their Liens on the Collateral.

                (f) PAYMENT OF OBLIGATIONS. The Company will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in


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        respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (iii) such charge is adequately reserved against on the Company's books in accordance with GAAP.

                (g) LIMITATION ON LIENS ON COLLATERAL. The Company will not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Liens created hereby, and will defend the right, title and interest of the Secured Party in and to any of the Collateral against the claims and demands of all Persons whomsoever.

                (h) LIMITATIONS ON DISPOSITIONS OF COLLATERAL. Unless the Secured Party otherwise agrees in writing, the Company will not sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so except, so long as no Event of Default has occurred and is continuing, the disposition in the ordinary course of business of items of the Collateral which have become worn out or obsolete or are no longer used or useful in the Company's business. Without limiting the foregoing, the Company shall promptly turn over to the Secured Party any and all proceeds arising in connection with the sale, transfer, lease or other disposition of any Collateral, which proceeds shall be applied by the Secured Party:

                        (i) FIRST, to the repayment of the reasonable costs and
                expenses of such sale, transfer, lease or other disposition incurred by the Secured Party, including, without limitation, reasonable legal fees and expenses;

                        (ii) SECOND, to pay accrued and unpaid interest in
                respect of the Promissory Note;

                        (iii) THIRD, to repay principal outstanding in respect
                of the Promissory Note;

                        (iv) FOURTH, to the repayment of any other Obligations;

                        (v) FINALLY, after the indefeasible payment in full in
                cash of all Obligations, distributed to the Company, or to whomsoever may be lawfully entitled to receive the same as a court of competent jurisdiction may direct.

                (i) MAINTENANCE OF EQUIPMENT. The Company will maintain each item of the Collateral in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide all maintenance, service and repairs necessary for such purpose.


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                (j) MAINTENANCE OF INSURANCE. The Company will maintain (at its own expense), with financially sound and reputable companies, insurance policies (i) insuring the Collateral against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Secured Party and (ii) insuring the Company and the Secured Party against liability for personal injury and property damage relating to such Collateral, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Secured Party, with losses payable to the Company and the Secured Party named as an additional insured. All such insurance shall (i) contain a breach of warranty clause in favor of the Secured Party, (ii) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Secured Party of written notice thereof, (iii) name the Secured Party as an additional insured party and (iv) be reasonably satisfactory in all other respects to the Secured Party. The Company shall deliver to the Secured Party a certificate of insurance with respect to such insurance during the month of January in each calendar year commencing with January 1999 and such supplemental reports with respect thereto as the Secured Party may from time to time reasonably request.

                (k) FURTHER IDENTIFICATION OF COLLATERAL. The Company will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

                (l) NOTICES. The Company will advise the Secured Party promptly, in reasonable detail, at its addresses set forth in the Promissory Note,
        (i) of any Lien (other than Liens created hereby) on, or claim asserted against, any of the Collateral and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder.

                (m) CHANGES IN LOCATIONS, NAME, ETC. The Company will not (i) change the location of its chief executive office/chief place of business from that specified on Schedule C or remove its books and records from the location specified in Schedule C, (ii) permit any of the furniture, fixtures or Equipment constituting Collateral to be kept at a location other than those listed on Schedule B or (iii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Secured Party in connection with this Security Agreement would become seriously misleading, in each case, without giving the Secured Party at least 30 days prior written notice thereof.

        6. THE SECURED PARTY'S APPOINTMENT AS ATTORNEY-IN-FACT.

        (a) POWERS. The Company hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Company and in the name of the Company or in its own name, from time to time in the Secured Party's discretion, for the purpose of carrying out the terms of this Security Agreement, to take


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any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, the Company hereby gives the Secured Party the power and right, on behalf of the Company, without notice to or assent by the Company, to do the following:

                (i) upon the occurrence and during the continuance of any Event of Default, to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

                (ii) upon the occurrence and during the continuance of any Event of Default, (A) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral;
        (B) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (C) to defend any suit, action or proceeding brought against the Company with respect to any Collateral; (D) to settle, compromise or adjust any suit, action or proceeding described in clause
        (C) above and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate; and (E) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party's option and the Company's expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve or realize upon the Collateral and the Secured Party's Liens thereon and to effect the intent of this Security Agreement, all as fully and effectively as the Company might do.

The Company hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable, but may only be exercised by the Secured Party upon the occurrence and during the continuance of an Event of Default.

        (b) OTHER POWERS. The Company also authorizes the Secured Party, at any time and from time to time, to execute, in connection with the sale provided for in Section 9 hereof, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

        (c) NO DUTY ON THE SECURED PARTY'S PART. The powers conferred on the Secured Party hereunder are solely to protect the Secured Party's interests in the Collateral and shall not impose any duty upon the Secured Party to exercise any such powers. The Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Company for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.


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

        7. PERFORMANCE BY THE SECURED PARTY OF THE COMPANY'S OBLIGATIONS. If the Company fails to perform or comply with any of its agreements contained herein and the Secured Party, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Secured Party incurred in connection with such performance or compliance, together with interest thereon at a rate per annum of 13.5%, shall be payable by the Company to the Secured Party on demand and shall constitute Obligations secured hereby.

        8. PROCEEDS. It is agreed that if an Event of Default shall occur and be continuing (a) all Proceeds received by the Company consisting of cash, checks and other near-cash items shall be held by the Company in trust for the Secured Party, segregated from other funds of the Company, and shall, forthwith upon receipt by the Company, be turned over to the Secured Party in the exact form received by the Company (duly indorsed by the Company to the Secured Party, if required), and (b) any and all Proceeds (including, without limitation, Proceeds arising under or pursuant to Section 9 hereof) received by the Secured Party (whether from the Company or otherwise) may, in the sole discretion of the Secured Party, be held by the Secured Party as collateral security for, and/or then or at any time thereafter may be applied by the Secured Party against, the Obligations (whether matured or unmatured), such application to be in such order as the Secured Party shall elect. Any balance of such Proceeds remaining after the Obligations shall have been paid in full shall be paid over to the Company or to whomsoever may be lawfully entitled to receive the same.

        9. REMEDIES. If an Event of Default shall occur and be continuing, the Secured Party may exercise, in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Secured Party, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Company or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Company, which right or equity is hereby waived or released. The Company further agrees, at the Secured Party's request, to assemble the Collateral and make it available to the Secured Party at places which the Secured Party shall reasonably select, whether at the Company's premises or elsewhere. The Secured Party shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Secured Party hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Secured Party may elect, and only after such application and after the payment by the Secured Party of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Secured Party account for the surplus, if any, to the Company. To the extent permitted by applicable law, the Company waives all claims, damages and demands it may acquire against the Secured Party arising out of the exercise by the Secured Party of any rights hereunder, except with respect to any such rights exercised by the Secured Party with gross negligence or willful misconduct. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Company shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Secured Party to collect such deficiency.

        10. LIMITATION ON DUTIES REGARDING PRESERVATION OF COLLATERAL. The Secured Party's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Secured Party deals with similar property for its own account. Neither the Secured Party, nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any collateral upon the request of the Company or otherwise.

        11. POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

        12. SEVERABILITY. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        13. PARAGRAPH HEADINGS. The paragraph headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

        14. CONSTRUCTION. Unless the context of this Security Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, and the term "including" is not limiting. The words "hereof," "herein," "hereby," "hereunder," and other similar terms refer to this Security Agreement as a whole and not to any particular provision of this Security Agreement, and section and clause references are to this Security Agreement unless otherwise specified herein.

        15. NO WAIVER; CUMULATIVE REMEDIES. The Secured Party shall not by any act (except by a written instrument pursuant to Section 16 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

        16. WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS; GOVERNING LAW. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument signed by the Company and the Secured Party. This Security Agreement shall be binding upon the successors and assigns of the Company and shall inure to the benefit of the Secured Party and its successors and assigns; PROVIDED, HOWEVER, that the Company may not assign this Security Agreement or any rights or obligations hereunder without the prior written consent of the Secured Party. This Security Agreement shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York without regard to principles of conflicts of law.

        17. NOTICES. Notices hereunder may be given by mail, by telex or by facsimile transmission, addressed or transmitted to the Person to which it is being given at such Person's address or transmission number set forth in the Promissory Note and shall be effective (a) in the case of mail, 2 days after deposit in the postal system, first class postage pre-paid and (b) in the case of telex or facsimile notices, when sent. The Company may change its address and transmission number by written notice to the Secured Party, and the Secured Party may change its address and transmission number by written notice to the Company.

        18. AGENCY. The Company and the Secured Party acknowledge and agree that the Secured Party shall act as collateral agent with respect to the Collateral on behalf of the holders from time to time of the Promissory Note.

        19. REAL PROPERTY. This Security Agreement shall not create or be filed as a lien, which by its terms, encumbers or purports to encumber the real property in which the goods, machinery, equipment, appliances or other personal property covered hereby are to be located or installed.

        IN WITNESS WHEREOF, the parties have caused this Security Agreement to be duly executed and delivered as of the date first above written.


                                 BARNEY'S, INC.


                                 By  /s/ Thomas C. Shull
                                     ----------------------------------
                                     Title: President
                                     Name:  Thomas C. Shull




                                 BI-EQUIPMENT LESSORS, LLC,
                                    AS COLLATERAL AGENT


                                 By  /s/ Patricia Wachtell
                                     ----------------------------------
                                     Title: Vice President


                                 By  /s/ Kenneth Liang
                                     ----------------------------------
                                     Title: Vice President